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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           _________________________

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                       Date of Report:  February 10, 1999


                            CTB INTERNATIONAL CORP.
             (Exact name of registrant as specified in the charter)

                        Commission File Number 000-22973


          Delaware                                                 35-1970751
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)


           State Road 15 North, P.O. Box 2000, Milford, IN 46542-2000
             (Address of principal executive offices)      (Zip Code)

      Registrant's telephone number, including area code:  (219)-658-4191






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Item 5.  Other Events.

         The following are filed as Exhibits to the Report.

         Exhibit Number 99.1:  Press Release dated January 14, 1999

         Exhibit Number 99.2: Acquisition Agreement of all shares of ROXELL N.V. by and among ROXELL N.V. as COMPANY and THE RAMSER FAMILY as SELLERS and CTB, INC., ROXELL HOLDING N.V. as PURCHASERS

         Exhibit Number 99.3: Representations and Warranties of Sellers


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         CTB International Corp.

Dated:  February 10, 1999                By /s/ Don J. Steinhilber
                                           -------------------------------------
                                                  Don J. Steinhilber
                                         Vice President, Chief Financial Officer